UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2010

United Development Funding IV
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-152760 (1933 Act)	26-2775282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas 76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 2, 2010, United Development Funding IV (the “Registrant”) entered into a First Amendment to Advisory Agreement (the “Amendment”) with UMTH General Services, L.P. (the “Advisor”), an affiliate of the Registrant. The Amendment modifies the Advisory Agreement by and between the Registrant and the Advisor dated November 12, 2009.  The material terms of the Amendment provide that:  (i) no acquisition and origination fees or acquisition expenses will be paid or reimbursed with respect to any asset level indebtedness incurred by the Registrant; (ii) the acquisition and origination fees and acquisition expenses that will be paid or reimbursed by the Registrant will be reduced by the amount of any acquisition and origination fees or acquisition expenses paid or reimbursed by borrowers or investment entities to the Advisor or its affiliates with respect to an investment by the Registrant; (iii) the Registrant will not pay or reimburse any acquisition and origination fees or any acquisition expenses with respect to any participation agreement that the Registrant enters into with any affiliate of the Registrant or the Advisor for which the Advisor or an affiliate of the Advisor previously has received acquisition and origination fees or acquisition expenses from such affiliate of the Registrant or the Advisor with respect to the same asset; (iv) no advisory fees will be paid with respect to any asset level indebtedness incurred by the Registrant; and (v) the subordinated incentive fee paid to the Advisor will be subordinated to the shareholders’ receipt of a return of their invested capital plus a 10% annual cumulative, non-compounded return on such invested capital.

    The terms of the Amendment were approved by our board of trustees, including all of our independent trustees, and were deemed fair and reasonable to the Registrant and on terms and conditions not less favorable to the Registrant than those available from unaffiliated third parties.

    The material terms of the Amendment are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

Dated:  June 4, 2010                                           By:         /s/ Hollis M. Greenlaw
Hollis M. Greenlaw
Chief Executive Officer

EXHIBIT INDEX

10.1	First Amendment to Advisory Agreement by and between United Development Funding IV and UMTH General Services, L.P. dated June 2, 2010.